SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             UNION COMMUNITY BANCORP
                (Name Of Registrant As Specified In Its Charter)

                             UNION COMMUNITY BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
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                  applies:             N/A
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                  applies:             N/A
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                  computed pursuant to Exchange Act Rule 0-11 (Set forth
                  the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
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         the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
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
                             Union Community Bancorp
                               221 E. Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-2400

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    -----------------------------------------



                          To Be Held On April 21, 2004


     Notice is hereby given that the Annual Meeting of Shareholders of Union Community Bancorp (the "Holding Company") will be held at the Crawfordsville Country Club at 2904 Country Club Road, Crawfordsville, Indiana, on Wednesday, April 21, 2004, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Holding Company to serve three-year terms expiring in 2007.

     2. Ratification of Auditors. Approval and ratification of the appointment of BKD, LLP as auditors for Union Community Bancorp for the fiscal year ending December 31, 2004.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 26, 2004, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 2003, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                        By Order of the Board of Directors


                                        /s/ Joseph E. Timmons

                                        Joseph E. Timmons, President

Crawfordsville, Indiana
March 17, 2004



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            Union Community Bancorp
                               221 E. Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-2400

                                ---------------
                                PROXY STATEMENT
                                ---------------
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                                 April 21, 2004


     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Union Community Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on April 21, 2004, at the Crawfordsville Country Club at 2904 Country Club Road, Crawfordsville, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Union Federal Savings and Loan Association (the "Association"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about March 17, 2004.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Denise E. Swearingen, 221 E. Main Street, Crawfordsville, Indiana 47933), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on February 26, 2004 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,100,000 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 26, 2004, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                        Number of Shares
Name and Address                        of Common Stock            Percent
of Beneficial Owner(1)                 Beneficially Owned          of Class
-------------------------------        ------------------          --------
HomeFederal Bank, as Trustee
501 Washington Street
Columbus, Indiana 47201                    181,181  (2)              8.6%

Joseph E. Timmons
221 E. Main Street
Crawfordsville, Indiana  47933             120,526  (3)               5.6%
-------------------------------
(1) The information in this chart is based on a Schedule 13G Report filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filing.
(2) These shares are held by the Trustee of the Union Community Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.
(3) Includes 2,000 shares held under the Union Federal Savings and Loan Association Recognition and Retention Plan and Trust (the "RRP"), 14,182 shares allocated to Mr. Timmons' account under the Union Community Bancorp Employee Stock Ownership Plan and Trust ("ESOP") as of December 31, 2002, and 41,122 shares subject to options granted under the Union Community Bancorp Stock Option Plan (the "Option Plan"). Does not include options for 33,878 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of ten members. All of the directors except Joseph E. Timmons meet the standard for independence of Board members set forth in the Listing Standards for the National Association of Securities Dealers. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in Montgomery County, Indiana, must have had a loan or deposit relationship with the Association for a continuous period of 12 months prior to their nomination to the Board (or in the case of directors in office on September 11, 1997, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in Montgomery County, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The Board of Directors of the Holding Company may waive one or more of these requirements for one new member appointed to the Board in connection with the acquisition of another financial institution by the Holding Company if the new member is a member of the Board of the acquired financial institution and meets all of the eligibility requirements with respect to the acquired financial institution. The nominees for director this year are Philip L. Boots, Mark E. Foster, and John M. Horner, each of whom is a current director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Boots, Foster, and Horner will expire in 2007.

     Mr. Foster was added to the Board for a term ending in 2004 in connection with the Holding Company's acquisition of Montgomery Financial Corporation. Under the agreement relating to that acquisition, the Holding Company agreed to nominate Mr. Foster for an additional three-year term ending in 2007 and beginning when his current term expires.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Joseph E. Timmons, President of the Holding Company, is the father-in-law of Alan L. Grimble, the Holding Company's Chief Executive Officer. Apart from this relationship, no nominee for director is related to any other nominee for director, director, or executive officer of the Holding Company by blood, marriage, or adoption and, except as described above with respect to the former Montgomery Financial Corporation directors, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by the chief executive officer of the Holding Company and by all directors and executive officers of the Holding Company as a group.

                                               Director of       Director         Common Stock
                               Expiration      the Holding       of the           Beneficially
                               of Term as        Company       Association        Owned as of         Percentage
Name                            Director          Since           Since        February 26, 2004      of Class(1)
---------------------------    ----------      -----------     -----------     -----------------      -----------

Director Nominees
Philip L. Boots                   2007            1997             1991             31,800 (2)            1.5%
Mark E. Foster                    2007            2002             2002              4,399 (3)             .2%
John M. Horner                    2007            1997             1979             41,660 (4)            2.0%

Directors
Continuing in Office
Marvin L. Burkett                 2005            1997             1975             26,200 (5)            1.2%
Phillip E. Grush                  2005            1997             1982             27,550 (6)            1.3%
C. Rex Henthorn                   2006            2002             2002             17,830 (7)             .8%
Samuel H. Hildebrand              2006            1997             1995             31,313 (8)            1.5%
Joseph M. Malott                  2006            2002             2002              6,887 (7)             .3%
Harry A. Siamas                   2006            1997             1994             30,460 (9)            1.4%
Joseph E. Timmons                 2005            1997             1973            120,526 (10)           5.5%

Executive Officer
Alan L. Grimble                                                                     23,409 (11)           1.1%
All directors and
executive officers
as a group (13 persons)                                                            392,636 (12)          17.6%
----------------------
(1)  Based upon information furnished by the respective director nominees. Under applicable  regulations,  shares are deemed to be  beneficially  owned by a person if he or she directly or indirectly  has or shares the power to vote or dispose of the shares,  whether or not he or she has any economic  power with respect to the shares.  Includes shares  beneficially owned by members of the immediate families of the directors residing in their homes.
(2)  Includes  10,000  shares owned by a  corporation  controlled  by Mr. Boots,
     6,800 shares held jointly with his spouse,  2,000 shares held under the RRP and 13,000 shares subject to options granted under the Option Plan.
(3)  Includes  1,929  shares held  jointly with his spouse and 2,000 shares held under the RRP.
(4)  Includes  3,601 shares owned by a  corporation  controlled  by Mr.  Horner,
     3,000 shares owned by a partnership  controlled by Mr.  Horner,  270 shares held jointly by Mr. Horner and one of his children, 2,000 shares held under the RRP,  and 13,000  shares  subject to options  granted  under the Option
     Plan.
(5)  Includes  4,460 shares  owned  jointly by Mr.  Burkett and his wife,  2,000 shares  held under the RRP and  13,000  shares  subject to options  granted under the Option Plan.
(6)  Includes 4,500 shares held jointly by Mr. Grush and his wife,  2,000 shares held under the RRP, and 13,000 shares subject to options  granted under the
     Option Plan.
(7)  Includes 2,000 shares held under the RRP.
(8)  Includes  2,000  shares  held  under the RRP and 13,000  shares  subject to options granted under the Option Plan.
(9)  Includes  1,000 shares held jointly by Mr. Siamas and his aunt,  300 shares held by his wife as custodian for their children, 2,080 shares held jointly with his spouse,  2,000 shares held under the RRP and 13,000 shares subject to options granted under the Option Plan.
(10) Includes  2,000 shares held under the RRP,  16,342 shares  allocated to Mr.
     Timmons' account under the Union Community Bancorp Employee Stock Ownership
     Plan and Trust  ("ESOP") as of December 31, 2003, and 41,122 shares subject to options  granted  under the Option  Plan.  Does not include  options for
     33,878 shares  granted to the director  under the Option Plan which are not exercisable within 60 days of the Voting Record Date.
(11) Includes  5,175  shares held  jointly by Mr.  Grimble  and his wife,  8,000 shares held under the RRP, 6,234 shares allocated to Mr. Grimble's  account under the ESOP as of December 31, 2003, and 4,000 shares subject to options granted under the Option Plan.  Does not include  options for 16,000 shares granted  to Mr.  Grimble  under the Option  Plan which are not  exercisable within 60 days of the Voting Record Date.
(12) Includes 28,000 shares held under the RRP,  28,873 shares  allocated to the accounts  of such  persons  under the ESOP as of  December  31,  2003,  and
     135,222 shares subject to options  granted under the Option Plan.  Does not include  options for 57,878 shares  granted to the  executive  officers and directors under the Option Plan which are not exercisable within 60 days of the Voting Record Date.


     Presented below is certain information concerning the directors and director nominees of the Holding Company:

     Philip L. Boots (age 56) has served since 1985 as President of Boots Brothers Oil Company, Inc., a petroleum marketer that operates gasoline outlets, convenience grocery stores and car washes in the Crawfordsville area.

     Marvin L. Burkett (age 76) has retired from his work as a farmer and farm equipment dealer in Montgomery County since 1956.

     Mark E. Foster (age 51) has been the owner and manager of Birkey's Farm Store, Inc., a retail farm equipment and automobile dealership located in Warren County, Indiana, since 1983.

     Phillip E. Grush (age 72) worked as a self-employed optometrist in Crawfordsville from 1960 until September, 1996 when he sold his practice. He currently works for Dr. Michael Scheidler in Crawfordsville as a part-time employee/consultant.

     C. Rex Henthorn (age 66) is an attorney with Henthorn, Harris & Weliever, P.C., a professional legal corporation engaged in the general practice of law.

     Samuel H. Hildebrand, II (age 64) has served since 1995 as President and Chief Executive Officer of Village Traditions, Inc., a company engaged in property management and custom fabrication of rain gutter systems through its Custom Flo Seamless Gutter Systems Division, in Crawfordsville, Indiana.

     John M. Horner (age 67) has served as Dealer Principal of Horner Pontiac Buick GMC in Crawfordsville since 1974.

     Joseph M. Malott (age 66) has been self-employed as a consultant to financial institutions since 1990.

     Harry A. Siamas (age 53) has practiced law in Crawfordsville since 1976 and has served as the Association's attorney for more than 18 years.

     Joseph E. Timmons (age 69) is currently President of the Holding Company and of the Association, having served as President and Chief Executive Officer of the Holding Company from 1997 to 2002, and President and Chief Executive
Officer of the Association from 1974 to 2002. He has been an employee of the Association since 1954.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.


The Board of Directors and its Committees

     During the fiscal year ended December 31, 2003, the Board of Directors of the Holding Company held meetings and acted by written consent 12 times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee, a Stock Compensation Committee and a Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of Messrs. Boots, Hildebrand and Malott, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met two times during the fiscal year ended December 31, 2003.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are Messrs. Boots, Burkett, Grush, Hildebrand, and Horner. It met two times during fiscal 2003.

     The Holding Company's Salary Committee establishes the compensation of the Holding Company's executive officers. It met two times at the Association level during 2003, and was established at the Holding Company level in 2004. Its members are Messrs. Horner, Grush, Malott and Foster. The members of the Salary Committee meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers.

     The Corporate Governance Committee selects the individuals who will run for election to the Holding Company's Board of Directors each year. Its members for this year's nominations were Messrs. Henthorn, Malott, and Siamas. It met one time in fiscal 2003. All of these members meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Corporate Governance Committee does not have a separate charter but it follows the Holding Company's Corporate Governance Guidelines which are available at http://www.unionfed.com.

     Although the Corporate Governance Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose, as it will address nominations on a case by case basis. When considering a potential candidate for membership on the Holding Company's Board of Directors, the Corporate Governance Committee considers issues of diversity; age; skills relevant to the Holding Company's business; community involvement; professional and business experience; and ethical conduct. The Corporate Governance Committee will also consider the qualification requirements for Directors in the Holding Company's By-laws as described on page 2 of this Proxy Statement. The Corporate Governance Committee does not have specific minimum qualifications that must be met by a Corporate Governance Committee-recommended candidate other than those prescribed by the By-laws and it has no specific process for identifying such candidates. There are no differences in the manner in which the Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Holding Company's Board of Directors by a shareholder. The Corporate Governance Committee has not received any recommendations from any of the Holding Company's shareholders in connection with the Annual Meeting.

     Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     The Holding Company has adopted a policy for its shareholders to send written communications to the Holding Company's directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at the Holding Company's main office. The Holding Company has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of shareholders. All of the Holding Company's ten directors attended the Annual Meeting of shareholders on April 6, 2003.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 2003, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Association.

     The following table sets forth information as to annual, long term and other compensation for services in all capacities to the persons who served as Chief Executive Officer of the Holding Company during the fiscal year ended December 31, 2003, and the one other executive officer of the Holding Company who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 2003 (the "Named Executive Officers").

                                   Summary Compensation Table

                                                                                 Long Term Compensation
                                          Annual Compensation                             Awards
                                --------------------------------------  --------------------------------------
                                                            Other                                      All
                                                            Annual       Restricted   Securities      Other
Name and             Fiscal                                 Compen-         Stock     Underlying     Compen-
Principal Position    Year      Salary ($)(1)  Bonus ($)  sation($)(2)    Awards($)   Options(#)    sations($)
------------------   ------     -------------  ---------  ------------  -----------   ----------    ----------

Joseph E. Timmons,    2003        $ 94,000      $10,000        --          $34,400 (3)        --        --
   President          2002        $114,500      $20,000        --               --            --        --
                      2001        $118,500      $40,000        --               --            --        --
Alan L. Grimble,      2003        $110,000      $30,000        --          $34,440 (3)    20,000        --
   Chief Executive    2002        $100,000      $30,000        --              --             --        --
   Officer (4)

--------------------
(1)  This column includes directors fees paid to Mr. Timmons.
(2) Mr. Timmons and Mr. Grimble received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(3) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period, commencing January 2, 2004. As of December 31, 2003, the number and aggregate value of restricted stock holdings by Mr. Timmons were 2,000 and $35,220 respectively, and the number and aggregate value of restricted stock holdings held by Mr. Grimble were 8,000 and $140,880, respectively.
(4) Mr. Grimble replaced Mr. Timmons as chief executive officer of the Holding Company on April 26, 2002.

Stock Options

     The following table includes the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2003. Also reported are the values for "in-the-money" options
(options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

                          Outstanding Stock Options and Value Realized as of 12/31/03

                               Number of                              Value of Unexercised
                          Securities Underlying                            In-the-Money
                           Unexercised Options                             Options at
                          at Fiscal Year End (#)                     Fiscal Year End ($) (1)
                          ----------------------                     -----------------------
Name                Exercisable       Unexercisable (2)         Exercisable       Unexercisable (2)
-----------------   -----------       -----------------         -----------       -----------------
Joseph E. Timmons      41,122               33,878                $124,034            $102,185
Alan L. Grimble         4,000               16,000              $    6,840           $  27,360
----------------------
(1)  Amounts  reflecting  gains on outstanding  options are based on the closing price per share for the shares on  January  2,  2004,  which was $17.61 per share.
(2)  The  shares  represented  could  not be  acquired  by the  Named  Executive
     Officers as of December  31,  2003.

     No stock  options  were  granted  to or  exercised  by the Named  Executive
Officers during fiscal 2003.



     Employment Contract

     The Association has entered into three-year employment contracts with Mr. Timmons and with Mr. Grimble (the "Employees"). The contracts with Mr. Timmons and Mr. Grimble extend annually for an additional one-year term to maintain their three-year terms if the Association's Board of Directors determines to so extend them, unless notice not to extend is properly given by either party to the contract. The Employees receive their current salary under the contracts, subject to increases approved by the Board of Directors. The contracts also provide, among other things, for participation in other fringe benefits and benefit plans available to the Association's employees. The Employees may terminate their employment upon 60 days' written notice to the Association. The Association may discharge the Employees for cause (as defined in the contracts) at any time or in certain specified events. If the Association terminates the Employees' employment for other than cause or if the Employees terminate their own employment for cause (as defined in the contracts), the Employees will receive their base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company, and for the balance of the contracts if the termination does not follow a change in control. In addition, during such period, the Employees will continue to participate in the Association's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, the Employees will have the right to cause the Association to purchase any stock options they hold for a price equal to the fair market value (as defined in the contracts) of the shares subject to such options minus their option price. If the payments provided for in the contracts, together with any other payments made to the Employees by the Association, are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code of 1986, as amended (the "Code"), such payments will be reduced to the largest amount which would not cause the Association to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to an Employee if the contract were terminated after a change of control of the Holding Company, without cause by the Association, or for cause by the Employee, would be $240,000 for Mr. Timmons and $330,000 for Mr. Grimble. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

     The employment contracts protect the Association's confidential business information and protect the Association from competition by the Employees should they voluntarily terminate their employment without cause or be terminated by the Association for cause.

     A similar three-year employment contract has been entered into with another executive officer of the Holding Company. The cash compensation which would be paid under this contract if the affected employee was terminated after a change of control of the Holding Company, without cause by the Association, or for cause by the employee, would be $270,000.


Compensation of Directors

     The Association pays its directors a monthly retainer of $700. Directors other than the chairman also receive $300 for each month in which they attend one or more meetings. The chairman receives $500 for each month in which he attends one or more meetings. Directors are also paid $200 for each committee meeting attended which lasts more than one hour. Total fees paid to its directors and advisory directors for the year ended December 31, 2003, were approximately $136,800.

     Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     On December 17, 2003, each of the directors of the Holding Company received an RRP award of 2,000 shares which vests over a five-year period commencing January 2, 2004.

Pension Plan

     The Association's full-time employees who were participants in the Association's Pension Plan on January 2, 2002, participate in that Plan, which was frozen as of January 2, 2002. Separate actuarial valuations are not made for individual employer members of the Pension Plan.

     The Pension Plan provides for monthly or lump sum retirement benefits determined as a percentage of the employee's average salary (for the employee's highest five consecutive years of salary) times his years of service. Salary includes base annual salary as of each January 1, exclusive of overtime, bonuses, fees and other special payments. Early retirement, disability, and death benefits are also payable under the Pension Plan, depending upon the participant's age and years of service. The Association made contributions of $72,579 to the Pension Plan during the fiscal year ended December 31, 2003.

     The estimated base annual retirement benefits presented on a straight-line basis payable at normal retirement age (65) under the Pension Plan to persons in specified salary and years of service classifications are as follows (benefits noted in the table are not subject to any offset).

Highest 5-Year                                  Years of Service
   Average      --------------------------------------------------------------------------------------
Compensation      15            20           25           30            35           40            45
------------    -------      -------      -------      -------       -------      -------     ---------
  $ 80,000      $18,000      $24,000      $30,000      $36,000       $42,000      $48,000     $  54,000
  $100,000      $22,500      $30,000      $37,500      $45,000       $52,500      $60,000     $  67,500
  $120,000      $27,000      $36,000      $45,000      $54,000       $63,000      $72,000     $  81,000
  $140,000      $31,500      $42,000      $52,500      $63,000       $73,500      $84,000     $  94,500
  $160,000      $36,000      $48,000      $60,000      $72,000       $84,000      $96,000     $ 108,000



     Benefits are currently subject to maximum Code limitations of $160,000 per year. The years of service credited under the Pension Plan as of January 2, 2002, were 46 to Mr. Timmons and three to Mr. Grimble.


Transactions With Certain Related Persons

     The law firm Collier, Homann & Siamas, based in Crawfordsville, Indiana, of which Harry A. Siamas, a director of the Holding Company, is a partner, and the law firm Henthorn Harris & Weliever, P.C., of which C. Rex Henthorn is a partner, served as legal counsel to the Holding Company and its subsidiaries in various matters during 2003. The Holding Company expects to continue using the services of these law firms for such matters in the current fiscal year.

     The Association has followed a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and their associates totaled approximately $4,397,000 or 12.4% of net worth, at December 31, 2003.

     Current law authorizes the Association to make loans or extensions of credit to its executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to its employees. At present, the Association's loans to executive officers, directors, principal shareholders and employees are made on the same terms generally available to the public. The Association may in the future, however, adopt a program under which it may waive loan application fees and closing costs with respect to loans made to such persons. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Association's policy regarding loans to directors and all employees meets the requirements of current law.

Joint Report of the Salary Committee and the Stock Compensation Committee

     The Salary Committee of the Board of Directors of the Association was comprised during fiscal 2003 of Messrs. Horner, Grush, Malott and Foster. During fiscal 2004 this Salary Committee was established at the Holding Company level. The Committee reviews payroll costs, establishes policies and objectives relating to compensation, and approves the salaries of all employees, including executive officers. All decisions by the Salary Committee relating to salaries of the Association's executive officers are approved by the full Board of Directors of the Association. In fiscal 2003, there were no modifications to Salary Committee actions and recommendations made by the full Board of Directors of the Association. In approving the salaries of executive officers, the Committee has access to and reviews compensation data for comparable financial institutions in the Midwest. Moreover, from time to time the Salary Committee reviews information provided to it by independent compensation consultants in making its decisions.

     The objectives of the Salary Committee and the Stock Compensation Committee with respect to executive compensation are the following:

     (1) provide compensation opportunities comparable to those offered by other similarly situated financial institutions in order to be able to attract and retain talented executives who are critical to the Holding Company's and the Association's long-term success;

     (2)  reward  executive   officers  based  upon  their  ability  to  achieve
          short-term and long-term strategic goals and objectives and to enhance shareholder value; and

     (3) align the interests of the executive officers with the long-term interests of shareholders by granting stock options and making RRP awards which will become more valuable to the executives as the value of the Holding Company's shares increases.

     At present, the Holding Company's and the Association's executive compensation program is comprised of base salary and annual incentive bonuses. The Option Plan and the RRP provide long-term incentive bonuses in the form of stock options and awards of Common Stock. Reasonable base salaries are awarded based on salaries paid by comparable financial institutions, particularly in the Midwest, and individual performance. The annual incentive bonuses are tied to the Holding Company's performance in the areas of growth, profit, quality, and productivity as they relate to earnings per share and return on equity for the current fiscal year, and it is expected that stock options and RRP grants will have a direct relation to the long-term enhancement of shareholder value. In years in which the performance goals of the Holding Company are met or exceeded, executive compensation tends to be higher than in years in which performance is below expectations.

     Base Salary. Base salary levels of the Holding Company's executive officers are intended to be comparable to those offered by similar financial institutions in the Midwest. In determining base salaries, the Salary Committee also takes into account individual experience and performance.

     Mr. Grimble became the Holding Company's Chief Executive Officer on April 26, 2002. Mr. Grimble received a base salary of $100,000 in 2002 and $110,000 in 2003.

     Annual Incentive Bonuses. Under the Association's bonus plan, all employees of the Association receive a cash bonus for any fiscal year in which the Association achieves certain goals, as established by the Board of Directors, in the areas of growth, profit, quality and productivity as they relate to earnings per share and return on equity.

     The Holding Company believes that this program provides an excellent link between the value created for shareholders and the incentives paid to executives, since executives receive no bonuses unless the above-mentioned goals are achieved and since the level of those bonuses will increase with greater achievement of those goals.

     Mr. Grimble's bonus for fiscal 2003 was $30,000, compared to $30,000 paid for 2002.

     Stock Options. The Option Plan is intended to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and enabling executives to acquire a significant ownership position in the Holding Company's Common Stock. Stock options are granted at the prevailing market price and will only have a value to the executives if the stock price increases. The Stock Compensation Committee has determined and will determine the number of option grants to make to executive officers based on the practices of comparable financial institutions as well as the executive's level of responsibility and contributions to the Holding Company.

     RRP. The RRP is intended to provide directors and officers with an ownership interest in the Holding Company in a manner designed to encourage them to continue their service with the Holding Company. Awards made under the RRP vest over a five-year period at a rate of 20% of the shares awarded at the end of each 12-month period of service with the Holding Company or its subsidiaries. In fiscal 2001, Mr. Grimble received an award of 10,000 shares, 4,000 of which have vested as of the date hereof. In fiscal 2003, Mr. Grimble received an award of 2,000 shares which vest over a five-year period commencing January 2, 2004. This gradual vesting of a director's or officer's interest in the shares awarded under the RRP is intended to create a long-term incentive for the director or officer to continue his service with the Holding Company.

     Finally, the Committee notes that Section 162(m) of the Code, in certain circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to top executives by public companies. None of the compensation paid to the executive officers named in the compensation table on page seven for fiscal 2003 exceeded the threshold for deductibility under section 162(m).

     The Compensation Committee and the Stock Compensation Committee believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and the interests of the Holding Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are rewarded commensurately. The Committee believes that compensation levels during fiscal 2003 for executives and for the chief executive officer adequately reflect the Holding Company's compensation goals and policies.

       Salary Committee Members           Stock Compensation Committee Members
       ------------------------           ------------------------------------
            John M. Horner                           Philip L. Boots
           Phillip E. Grush                         Marvin L. Burkett
           Joseph M. Malott                         Phillip E. Grush
            Mark E. Foster                      Samuel H. Hildebrand, II
                                                     John M. Horner

Performance Graph

     The following graph shows the performance of the Holding Company's Common Stock since December 31, 1998, in comparison to the NASDAQ Stock Market and the NASDAQ Bank Index.

[GRAPH OMITTED]



                                                          Period Ending
---------------------------------------------------------------------------------------------------
Index                            12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
---------------------------------------------------------------------------------------------------
Union Community Bancorp            100.00     101.79      121.52     141.25      165.27     190.29
NASDAQ - Total US                  100.00     185.95      113.19      89.65       61.67      92.90
NASDAQ Bank Index*                 100.00      96.15      109.84     118.92      121.74     156.62
Union Community Peer Group**       100.00      89.88      100.55     127.02      145.86     184.07


* $100 Invested on 12/31/98 in stock or index-including reinvestment of dividends Fiscal year ending December 31.
** Union Community Peer Group consists of all other publicly-traded thrifts headquartered in Indiana.



Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended December 31, 2003, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2003 Audited Financial Statements"):

     The Committee has reviewed and discussed the Holding Company's 2003 Audited Financial Statements with the Company's management.

     The Committee has discussed with its independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements.

     The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

     Based on review and discussions of the Holding Company's 2003 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2003 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                             Audit Committee Members
                             -----------------------
                                 Philip L. Boots
                              Samuel H. Hildebrand
                                Joseph M. Malott

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually. A copy of that Charter is attached as Exhibit A.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of Messrs. Boots, Hildebrand, and Malott. Each of these members meets the current requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. In addition, the Board of Directors has determined that Joseph M. Malott is a "financial expert" as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

                    PROPOSAL II -- RATIFICATION OF AUDITORS

     The Board of Directors proposes that the shareholders ratify at the Annual Meeting of Shareholders the appointment by the Holding Company's Audit Committee of BKD, LLP, certified public accountants, as independent auditors of the Holding Company for the fiscal year ending December 31, 2004. BKD, LLP has served as auditors for the Association since July 1, 1995, and for the Holding Company since its formation in 1997. The Holding Company believes that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have.


     Accountants' Fees

     Audit Fees. The firm of BKD, LLP ("BKD") served as the Holding Company's independent public accountants for each of the last two fiscal years ended December 31, 2002 and 2003. The aggregate fees billed by BKD for the audit of the Holding Company's financial statements included in its annual report on Form 10-K and for the review of its financial statements included in its quarterly reports on Form 10-Q for the fiscal years ended December 31, 2002 and 2003, were $62,688 and $46,860, respectively.

     Audit-Related Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for assurance and related services by BKD that are reasonably related to the audit or review of the Holding Company's financial statements and that were not covered in the Audit Fees disclosure above, were $13,199 and $0, respectively. These services included fees related to the acquisition of Montgomery Financial Corporation in 2002.

     Tax Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $9,725 and $6,645, respectively.

     All Other Fees. There were no fees billed in fiscal 2003 for professional services rendered by BKD except as disclosed above. In fiscal 2002 fees billed were $19,100 for an EDP review and regulatory compliance assistance.

     Audit Committee Pre-Approval. The Holding Company's Audit Committee formally adopted resolutions pre-approving the engagement of BKD to act as the Holding Company's independent auditor for the last two fiscal years ended December 31, 2003. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. The Audit Committee pre-approved any audit-related and tax services provided by BKD in the last two fiscal years. Our independent auditors performed all work described above with their respective full-time, permanent employees.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of each of the forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 2003, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner, except that Samuel H. Hildebrand reported his wife's purchase of 130 shares on December 29, 2003, about five days late.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 17, 2005. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 221 E. Main Street, Crawfordsville, Indiana 47933, and will be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether included in the Holding Company's proxy materials), the Holding Company's articles of incorporation, by-laws and Indiana law.

     A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 120 days prior to the Annual Meeting. If, however, less than 130 days' notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company's proxy statement for the next Annual Meeting.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                      By Order of the Board of Directors

                                      /s/ Joseph E. Timmons

                                      Joseph E. Timmons, President



March 17, 2004

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                             UNION COMMUNITY BANCORP

     The Board of Directors of Union Community Bancorp hereby establishes its Audit Committee. The Audit Committee shall consist of at least three (3) directors, all of whom are independent of management of the Corporation and any of its subsidiaries and free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of independent judgment respecting the matters over which the Committee is given authority. Directors will not be deemed independent if they accept consulting, advisory or other fees from the Corporation (other than in their capacity as directors or director committee members), subject to any de minimus exceptions which shall be permitted by the Securities Exchange Commission, or if they beneficially own directly or indirectly 5% or more of the Corporations outstanding securities.

     The members of the Audit Committee shall be elected annually by the Board of Directors in connection with the annual meeting of the board or by unanimous written consent of the Board of Directors in lieu thereof. Members shall be elected by the Board of Directors with due regard to such member's training in, or experience with, accounting and financial reporting issues. To the extent possible, at least one director who would be a "financial expert," as defined in
Section 407(b) of the Sarbanes-Oxley Act of 2002, shall be added to the Committee. Members of the Committee may be removed, and vacancies on the Committee may be filled by the Board of Directors in accordance with the Code of By-laws of the Corporation. The Chairman of the Audit Committee may be designated by the Board of Directors and, in the absence of such designation, may be elected by the Audit Committee from among their members.

     The Audit Committee shall assist the Board of Directors to oversee the Corporation's financial reporting processes, its internal financial control structures and its external financial audit processes. The Audit Committee shall facilitate communication on Financial Matters (defined below) among the Board of Directors, management and the Corporation's independent auditors. The Audit Committee possesses and is hereby granted the power and authority of the Board of Directors over the foregoing and over the Corporation's Financial Matters to the extent necessary to allow the Committee to carry out its purposes. The matters over which the Audit Committee has oversight authority include the following (collectively, referred to herein as Financial Matters"):

     The quality, accuracy and integrity of the Corporation's annual and quarterly financial statements, including footnotes and related disclosures.

     The quality, scope and procedures of the independent auditors' audits of the Corporation's financial statements.

     o The quality, appropriateness and implementation of the Corporation's significant accounting policies.

     o    Audit conclusions respecting significant estimates and adjustments.

     o The disclosure, treatment or resolution of any material weakness in financial reporting or controls or reportable conditions identified by management or the independent auditors.

     o    The  quality,   adequacy  and  appropriateness  of  the  Corporation's
          internal financial control structures, including any circumstances in which such controls may be overridden or compromised.

     o    Disagreements among management or the independent auditors.

     o The assessment of material risks or contingencies that may affect the Corporation's financial reporting including the risk of liability associated with litigation or noncompliance with law.

     o Such other matters affecting the quality, integrity or accuracy of the Corporation's financial reporting as the committee deems relevant to any of the foregoing matters.

Authority Respecting Independent Auditors

     The independent auditors shall ultimately be accountable to the Audit Committee, as representatives of the shareholders and the Corporation's other constituencies, and shall report directly to the Audit Committee. The Audit Committee shall be responsible for the appointment, compensation, and oversight of the work of the independent auditors. The costs and fees of such independent auditors shall be paid by the Corporation.

     The Audit Committee shall take such action as it deems appropriate to ensure that the Corporation receives annually from the independent auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between the auditors and the Corporation that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services. The Audit Committee shall meet at least annually with the independent auditors to engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors.

     The Audit Committee has the following specific authority respecting the independent auditors:

     (a)  To engage or dismiss the independent auditors.

     (b) To assess any matter that may affect the independence of the independent auditors and the appearance of propriety of any such matter and to take, or to direct management to take, appropriate action to confirm, oversee or improve the independence of the auditors.

     (c) To direct the independent auditors to meet with the Audit Committee from time to time, separately or in the presence of management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (d) To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or Financial Matters between Management and the independent auditor.


Prior Approval of Audit Services and Non-Audit Services

     In connection with the agreement of the Corporation's independent auditors to provide service to the Corporation from time to time, the Audit Committee shall take reasonable steps to identify which of the services to be provided would be deemed non-audit services which may be provided to the Corporation by the independent auditors, and which would be deemed auditing services, within the meaning of Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. To the extent required by those statutory provisions, all of such services shall be pre-approved by the Audit Committee, or one or more independent director members of the Audit Committee to whom such pre-approval authority shall have been delegated by the Audit Committee. In no event shall the Audit Committee authorize or permit the independent auditors to provide any of the prohibited non-audit services described in Section 201 of the Sarbanes-Oxley Act of 2002.


Authority Over Management Activities Relating to Financial Matters

     The  Audit  Committee  has  the  following   specific  authority  over  the
activities of management in Financial Matters:

     (a) To direct the chief financial officer or other members of management to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (b) To assess the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation's financial reporting, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.


Authority Respecting Complaints

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints receive by the Corporation regarding accounting, internal accounting controls, or auditing matters. Procedures shall also be established by the Audit Committee for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Investigations And Obtaining Advice

     The Audit Committee has the authority to require investigations and to obtain advice respecting the Corporation's Financial Matters and the Committee's exercise if its authority, as the Committee deems necessary or appropriate. Without limiting the foregoing, the Committee has authority to direct management, including the Corporation's legal counsel, or the independent auditors to investigate any Financial Matters and related issues and to provide reports to the Committee respecting such investigation. The Committee has authority to meet with the Corporation's external general counsel, to obtain advice respecting the exercise of the Committee's authority and to direct such external counsel to investigate such legal issues relating to Financial Matters and to report to the Committee regarding same, as the Committee deems necessary or appropriate. The Committee has authority, on behalf of the Corporation, to engage independent advisors whom the Committee may designate to provide advice and guidance to the Committee respecting the exercise of its authority and issues relating to Financial Matters as the Committee deems necessary or appropriate, including, without limitation, independent legal counsel, and independent financial advisors which may include investment banking firms or accounting firms, other than the independent auditors. The Committee has authority to meet separately with, and to receive private and, where appropriate, privileged, written or oral communications from any of such advisors. The costs and fees of such advisors shall be paid by the Corporation.

Procedural Matters

     The Audit Committee shall meet from time to time at the call of its Chairman or at the direction of the Board of Directors. The Chairman of the Audit Committee shall call a meeting of the Committee upon the request of any member of the Committee or the Chairman of the Board of Directors. The provisions of the Code of By-laws of the Corporation respecting notice of meetings and for action to be taken by the Board of Directors shall apply to meetings and actions of the Audit Committee.

     The Chairman of the Audit Committee shall report on the activities of the Committee to the Board of Directors from time to time upon request of the Chairman of the Board of Directors or of the Board of Directors.


Limitation

     Nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law, as amended ("IBCL"), and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the IBCL.

                                            [_]   Mark this box with an X if you
                                                  have made changes to your name
                                                  or adress details above.

ANNUAL MEETING PROXY CARD



A.      Election of Directors

1. The Board of Diectors recommends a vote FOR the listed nominees each for a three-year term.

                                                For     Withhold
        01 - Phillip L. Boots                   |_|        |_|

        02 - Mark E. Foster                     |_|        |_|

        03 - John M. Homer                      |_|        |_|

B.      Issues

The Board of Directors recommends a vote FOR the following proposal.

                                                For     Against  Abstain
2.   Ratification  of the appointment of        |_|       |_|      [_]
     BKD,  LLP as auditors  for the year
     ending December 31, 2004.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

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
Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box      Date (mm/dd/yyy)

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